UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Proxy statement

April 30, 2013

To the shareholders of Neuralstem, Inc.:

Notice is hereby given that the 2013 annual meeting of shareholders (the “Annual Meeting”) of Neuralstem Inc., a Delaware corporation (the “Company”), will be held on June 21, 2013 at 12:00 PM, EST at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	To elect two (2) members to Class II of the Board of Directors to serve for the following three years or until their respective successors are elected and qualified;
2.	To approve an amendment to Neuralstem’s 2010 Equity Compensation Plan in order to increase the number of authorized shares of common stock issuable under the plan by 7,000,000;
3.	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for 2013; and
4.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on April 30, 2013 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

The Company is pleased have begun utilizing the Securities and Exchange Commission’s “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see the Questions and Answers section of this proxy statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in Neuralstem. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

NEURALSTEM, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	12:00 p.m., local time, on June 21, 2013.
Place	Neuralstem’s headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850.
Items of Business	(1) To elect two (2) members to Class II of the Board of Directors to serve for the following three years or until his successor is elected and qualified.
(2) To approve an amendment to Neuralstem’s 2010 Equity Compensation Plan in order to increase the number of authorized shares of common stock issuable under the plan by 7,000,000.
(3) To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for 2013.
Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were a Neuralstem stockholder as of the close of business on April 30, 2013 (Record Date).
Meeting Admission	You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.
If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted.
The Annual Meeting will begin promptly at 12:00 p.m., local time. Check-in will begin at 11 a.m., local time, and you should allow ample time for the check-in procedures.
Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May 6, 2013.

In this proxy statement, the words “Neuralstem,” “the company,” “we,” “our,” “ours,” “us” and similar terms refer to Neuralstem, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2012 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2012, are available at http://proxy.neuralstem.com.

NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850
(301)-366-4841

PROXY STATEMENT

GENERAL

We are providing this proxy statement to you as part of a solicitation by the board of directors (“Board”) of Neuralstem, Inc. for use at our 2013 Annual Meeting of Stockholders and at any adjournment or postponement that may take place. We will hold our Annual Meeting at our headquarters, located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on June 21, 2013 starting at 12:00 p.m. (local time). Only stockholders of record on April 30, 2013 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May 6, 2013. Unless the context otherwise requires, the terms “Neuralstem,” “us,” “we,” and “our” references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:  Why am I receiving these materials?

A:  Our Board is providing these proxy materials to you on the internet in connection with our 2013 Annual Meeting of Stockholders, which will take place at 12:00 p.m. (local time) on June 21, 2013, at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850. As a stockholder, you are invited to attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

Q:  What information is contained in these materials?

A:  The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

Q:  What can I vote on at the meeting?

A:  The items of business scheduled to be voted on at the Annual Meeting are:

•	the election of two (2) Class II director to our Board, to hold office until the annual meeting of stockholders in 2016, or until their successors are elected and qualified;
•	to approve an amendment to our 2010 Equity Compensation Plan in order to increase the number of authorized shares of common stock issuable under the plan by 7,000,000 shares; and
•	the ratification of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

We will also consider any other business that properly comes before the Annual Meeting.

Q:  How does the Board recommend that I vote on each of the matters?

A:  Our Board recommends that you vote your shares:

•	“FOR” the director nominees;
•	“FOR” the amendment to the 2010 Equity Compensation Plan; and
•	“FOR” the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the 2013 fiscal year.

Q:  Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:  In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2012 Annual Report to our stockholders by providing notice and access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they specifically request them. Instead, the Notice which shall be mailed to stockholders will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:  How can I access the proxy materials over the internet?

A:  The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.neuralstem.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:  What shares can I vote?

A:  Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the items being voted on at the meeting. You can vote all shares you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. On the Record Date, we had 68,797,964 shares of common stock outstanding which are entitled to vote at our Annual Meeting. Each share of common stock is entitled to one vote. We have no other classes of stock outstanding.

Q:  I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:  We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:  What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:  Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Neuralstem. As the stockholder of record, you have the right to grant your voting proxy directly to Neuralstem or to vote in person at the Annual Meeting. If you have requested printed proxy materials, enclosed in such materials will be a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Q:  How can I contact Neuralstem’s transfer agent?

A:  Contact our transfer agent by either writing to American Stock Transfer & Trust Company, 6201 15th Avenue Brooklyn, NY 11219 or by telephone at 718-921-8200.

Q:  How can I attend the Annual Meeting?

A:  You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after April 30, 2013, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 12:00 p.m. (local time). Check-in will begin at 11 a.m., local time, and you should allow ample time for the check-in procedures.

Q:  How can I vote my shares in person at the Annual Meeting?

A:  Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:  How can I vote my shares without attending the Annual Meeting?

A:  Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet or by telephone by following the instructions provided in the Notice, or, if you request printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the internet or by telephone by following the instructions provided in the Notice, or, if you requested printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Q:  Can I change my vote or revoke my proxy?

A:  Yes. You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 9700 Great Seneca Highway Rockville, Maryland, 20850. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:  Is my vote confidential?

A:  Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Neuralstem or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Neuralstem’s management.

Q:  How are votes counted?

A:  In the election of directors (Proposal Number 1), you may vote “FOR” the nominees or your vote may be “WITHHELD” with respect to the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

Q:  What is the voting requirement to approve each of the proposals?

A:  In the election of directors, the person receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the remaining two proposals described below requires the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon:

1.  the amendment of our 2010 Equity Compensation Plan; and

2.  ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:  Is cumulative voting permitted for the election of directors?

A:  No. You may not cumulate your votes for the election of directors.

Q:  Who will count the votes?

A:  We will appoint one of our officers present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

Q:  How will voting on any other business be conducted?

A:  We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holders, I. Richard Garr and Dr. Karl Johe, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting and at any adjournment or postponement that may take place. If, for any unforeseen reason, our nominee is not available as a candidate for director, the persons named as the proxy holder will vote your proxy for another candidate nominated by our Board.

Q:  Who is paying for this proxy solicitation?

A:  We will pay the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you man incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person by telephone, or by electronic communication by our directors, officers, and employees who will not receive any additional compensation for such solicitation activities. For those requesting printed proxy materials, we will send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

Q:  Where can I find the voting results of the Annual Meeting?

A:  We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

Q:  What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:  Stockholder Proposals:  Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Neuralstem’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2014 Annual Meeting of Stockholders, the Corporate Secretary of Neuralstem must receive the written proposal at our principal executive offices no later than January 6, 2014; provided, however, that in the event that we hold our 2014 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2013 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2014 notices for the 2014 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Neuralstem, Inc.
Attn: Corporate Secretary
9700 Great Seneca Highway
Rockville, Maryland, 20850
Fax: 301-560-6634

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporate Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2014 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 21, 2014, and
•	not later than the close of business on March 21, 2014.

In the event that we hold our 2014 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2013 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or
•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:  You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Neuralstem at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance — Consideration of Director Nominees — Stockholder Recommendations and Nominees” on page 13 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions:  You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

* * * * *

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of March 31, 2013, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;
•	each of our current directors and nominees;
•	each of our current named executive officers; and
•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities(2)	Total	Percent of Class(2)
Directors and named executive officers
Karl Johe, Ph.D.	772,319	7,606,917	8,379,236	12.18%
I. Richard Garr	1,416,231	4,274,787	5,691,018	8.27%
Stanley Westreich	1,513,604	91,458	1,605,062	2.33%
William Oldaker	104,300	281,458	385,758	*%
Scott Ogilvie	15,000	235,000	250,000	*
Thomas Hazel	—	200,000	200,000	*
All directors and named executive officers as a group (6 individuals)			16,511,074	24.00%

*	Represents less than one percent.
(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, MD.
(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrant. There are 68,797,964 shares of common stock issued and outstanding as of March 31, 2013.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April 30, 2013 are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
I. Richard Garr	Chief Executive Officer, President, General Counsel and Director	60	1996
Karl Johe, Ph.D.	Chief Scientific Officer and Chairman of the Board	52	1996
Scott Ogilvie	Director	59	2007
William Oldaker	Director	72	2007
Stanley Westreich	Director	76	2011

Mr. I. Richard Garr, JD, has been a director and our Chief Executive Officer since 1996. Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current Board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society. In evaluating Mr. Garr’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his broad experience in Neural Stem Cells. He is among the longest serving executives in the field.

Mr. Karl Johe, Ph.D., has been a director, Chairman of the Board and our Chief Scientific Officer since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s granted stem cell patents and is responsible for the strategic planning and development of our therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry and a Master’s Degree from the University of Kansas. Dr. Johe received his doctorate from the Albert Einstein College of Medicine of Yeshiva University. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis. In evaluating Dr. Johe’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience in international science and business communities. Mr. Johe is also multilingual.

Scott V. Ogilvie, has served as a director on our board since February 2008. Mr. Ogilvie is currently the President of AFIN International, Inc., a private equity/business advisory firm, which he founded in 2006. Additionally, Mr. Ogilvie has served as a partner of Wirthlin Worldwide International, a private strategic advisory and M&A firm, since September 2011. Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, a company that brings strategic partners, expertise and investment capital to the Middle East and North Africa. He held this position since August 2006. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and technology companies. During the past 5 years, Mr. Ogilvie has served on the board of directors of Innovative Card Technologies, Inc. (OTCBB:INVC), Preferred Voice Inc, (OTCBD:PRFV), GenSpera, Inc. (OTCBB: GNSZ) and Research Solutions, Inc. (OTCBB:RSSS). In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

Mr. William Oldaker, has served on our board of directors since April 12, 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Mr. Stanley Westreich, joined our board of director on February 15, 2011. Mr. Westreich is the manager of Westreich Services, LLC, a private investment and advisory firm which he founded in 2005. Prior to founding Westreich Services, LLC, Mr. Westreich was President of Westfield Realty, Inc., a real estate development and construction company, from 1965 to 2005. From July 26, 1994 to May 2010 he served as a director of Capital One Financial Corporation (NYSE: COF) and also served as a director of Capital One Bank (USA), National Association. He served as a member of the Capital One Financial Corporation Compensation Committee from March 1995 through February 2010 and was its Chairman from March 1995 through April 2005. He has also served on the Capital One Financial Corporation Finance and Trust Oversight Committee from April 2004 to May of 2010. In evaluating Mr. Westreich’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior experience on the board of Capital One Financial and its related committees as well as his track record at Westreich Reality, Inc.

Board of Directors

Our Board consists of five members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of the our business through discussion with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2012, the Board held 9 meetings and acted through unanimous written consent 10 times. Each director attended at least 75% of all meetings of the Board and of the committees on which the director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.”

Attendance at 2012 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2012 Annual Meeting was attended, in person or telephonically, by the following directors: Messrs. Johe, Garr, Oldaker and Ogilvie.

Classification of Board

Pursuant to our bylaws, we have a classified board of directors which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. Each class is required to have approximately the same number of directors. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Independent Directors

Our common stock is listed on the NYSE MKT. As such, we are subject to the NYSE MKT’S director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a “material relationship” with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NYSE MKT’s specific independence criteria. When assessing the “materiality” of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NYSE MKT’S director independence standards and it does not compromise a director's independence from management.

Applying the NYSE MKT’s standards, the Board has determined that Messrs Ogilvie, Oldaker and Westreich are each “independent” as that term is defined by the NYSE MKT’s. Of the independent directors, Mr. William Oldaker and Mr. Stanley Westreich are up for re-election at the Annual Meeting.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, which is available on our website, www.neuralstem.com in the corporate governance section is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, Maryland 20850.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the company. Under our guidelines, the Board annually conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our “Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.neuralstem.com.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Committees

We have established 3 corporate governance committees comprising of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nomination and Corporate Governance Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com.

The table below identifies the Board’s standing committees and committee membership:

Director	Audit Committee	Nomination and Corporate Governance Committee	Compensation Committee
William Oldaker	Chair	Member	Member
Scott Ogilvie	Member	Member	Chair
Stanley Westreich	Member	Chair	Member

Each member of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee is considered independent under NYSE MKT listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs Ogilvie, Oldaker and Westreich. The Audit Committee assists our board in fulfilling its responsibility for the oversight of the quality and integrity of our accounting, auditing, and reporting practices, and such other duties as directed by the board. The committee's purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our public accounting firm engaged by us as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal audit function and independent auditor. The committee reviews and assesses the qualitative aspects of financial reporting to shareholders, our processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of our independent auditor.

During 2012, our Audit Committee held 5 meetings and acted by written consent 1 times. The Board has determined that Messrs Ogilvie, Oldaker and Westreich are “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee reviews and evaluates the effectiveness of our executive development and succession planning processes, as well as provides active leadership and oversight of these processes, and oversight of our corporate governance policies. The Nomination and Corporate

Governance Committee also evaluates and recommends nominees for membership on our board of directors and its committees. Messrs. Ogilvie, Westreich and Oldaker are the members of the Nomination Committee. During 2012, our Nomination and Corporate Governance Committee held 1 meeting and acted by written consent 1 time.

The Nomination and Governance Committee evaluates candidates for the Board on the basis of the process and standards set forth in its charter. Candidates may come to the attention of the Nomination and Governance Committee through current Board members, professional search firms, stockholders or other persons. The Nomination and Governance Committee will consider nominees recommended by our stockholders. For additional information regarding the process for nominee submission and selection, see the “Consideration of Director Nominees” on page 13 of this proxy statement.

Compensation Committee

The Compensation Committee's role is to discharge our board’s responsibilities relating to compensation of our executives and to oversee and advise the board of directors on the adoption of policies that govern our compensation and benefit programs. Messrs. Ogilvie, Oldaker and Westreich are the members of the Compensation Committee. During 2012 Compensation Committee held 5 meetings and acted by written consent 7 times.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by different individuals. This structure makes the best use of the Chief Executive Officer's and Chairman’s respective knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Risk Oversight

The Company has a risk management program overseen by the Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risk management program as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Neuralstem, Inc.
Attn: Corporate Secretary
9700 Great Seneca Highway
Rockville, Maryland, 20850
Fax: 301-560-6634

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting — What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 1 of this proxy statement.

Director Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on the Board consistent with criteria it establishes. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Nominating and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2012:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late
Stanley Westreich	Form 4 – 1 filed late	2
Scott Ogilvie	Form 4 – 1 filed late	1
William Oldaker	Form 4 – 1 filed late	1
I. Richard Garr	Form 4 – 1 filed late	2
Karl Johe	Form 4 – 1 filed late	1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Neuralstem and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Neuralstem or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;
•	the nature of the related party’s interest in the transaction;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Neuralstem and our stockholders;
•	the potential impact of the transaction on a director’s independence; and
•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2011.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Director, and Executive Officers — Independent Directors.”

On July 25, 2012, renewed the employment contracts of: (i) Mr. I. Richard Garr, the Company’s CEO, interim CFO and general counsel, (ii) Dr. Karl Johe, the Company’s Chief Scientific Officer and (iii) Dr. Tom Hazel, the Company’s Senior Vice President of Research. The renewals extend the current employment agreements of Mr. Garr, Dr. Johe and Dr. Hazel for an additional period of 60 months. Accordingly, the termination date for the employment agreements of Mr. Garr and Dr. Johe will now be October 31, 2017. The termination date for Dr. Hazel’s employment agreement will be August 11, 2017. All other terms and conditions of their respective employment agreements remained the same.

In connection with Dr. Johe’s renewal, we granted Dr. Johe 5,000,000 common stock purchase options. The options have an exercise price of $0.92 and a term of 10 years. The options vest at a rate of 500,000 shares every six months. In addition to the vesting conditions, vesting of the final 2,000,000 options is also subject to the Company receiving approval from its shareholders to either: (i) make the grant on a stand-alone basis, (ii) amend the terms of our 2010 Equity Compensation Plan to increase the number of shares available for grant under the plan by at least 2,000,000 common shares, or (iii) authorize a new equity compensation plan covering at least 2,000,000 common shares. Additionally, the number of shares into which the final 2,500,000 options to vest are exercisable into is subject to reduction (but not increase) if the closing price of the Company’s common stock on the day of exercise is above $5.00. The reduction is applied to the number of shares of common stock underlying the options being exercised by a fraction of which the numerator is $5.00 and the denominator is the closing price of the Company’s common stock on the day of exercise, subject to further adjustment as provided for in the 2010 Equity Compensation Plan.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our director compensation program is designed to enable continued attraction and retention of highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an equity component, designed to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the board.

Our Compensation Committee has adopted a formal non-employee director compensation plan to assist us in attracting and retaining qualified directors. The following are the terms of our Director Compensation Plan pursuant to which non-employee directors are compensated:

Securities

Initial Year Grant.  Upon joining the Board, individual receive a restricted stock grant or restricted stock unit grant equal to 25,000 common shares. The grant vests as follows: (i) 12,500 vest on the one month anniversary of joining the Board; and (ii) 12,500 vest quarterly over a one year period commencing on the date such director joins the Board.

Annual Grant.  Each eligible director is granted annually, at the directors’ election, either options to purchase 20,000 shares of common stock or the equivalent value of restricted shares or restricted stock units. These Annual Grants vest quarterly commencing on the grant date over a one year period.

Committee Grant.  Each director receives, at their election, either options to purchase an additional 5,000 shares of common stock or the equivalent value of restricted shares or restricted stock units for each committee on which he or she serves. These Committee Grants vest quarterly commencing on the grant date over a one year period.

The exercise price for the options granted to non-employee directors is the market price of the stock on each applicable grant date. With regard to options, the options expire 7 years from the grant date. The option, restricted stock or restricted stock units are granted pursuant to our incentive stock option plans. All restricted stock grants and restricted stock units contain restrictions with regard to the resale of the shares.

Cash Compensation

Board Retention Amount.  Each director receives a $20,000 annual board retainer. The retainer is payable in quarterly installments.

Committee Retainer.  Each director serving on a committee receives an additional $5,000 per committee on which he or she serves.

Meeting Fees.  Each director receives a meeting fee equal to: (i) $1,500 for in person attendance, and (ii) $750 for telephonic attendance.

Board Compensation for 2012

The following table summarizes compensation paid to non-employee directors during 2012.

Director Compensation Table

The following table summarizes compensation paid to non-employee directors during 2012.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(1)(3)	Option Awards ($) (d)(2)(4)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
William Oldaker
Independent Director	$35,000	—	9,665	—	—	—	$44,665
Audit Committee	$5,000	—	2,416	—	—	—	$7,416
Compensation Committee	$5,000	—	2,416	—	—	—	$7,416
Nomination Committee	$5,000	—	2,416	—	—	—	$7,416
Scott Ogilvie
Independent Director	$34,250	—	9,665	—	—	—	$43,915
Audit Committee	$5,000	—	2,416	—	—	—	$7,416
Compensation Committee	$5,000	—	2,416	—	—	—	$7,416
Nomination Committee	$5,000	—	2,416	—	—	—	$7,416
Stanley Westriech
Independent Director	$14,250	20,000	9,665	—	—	—	$43,915
Audit Committee	$—	5,000	2,416	—	—	—	$7,416
Compensation Committee	$—	5,000	2,416	—	—	—	$7,416
Nomination Committee	$—	5,000	2,416	—	—	—	$7,416

(1)	On April 3, 2012, pursuant to written consent of our Board, we issued to Mr. Westreich 30,702 RSU's in lieu of retainer fees for the Board year April 2012 through March 2013. The RSU's were issued under our 2010 Stock Plan and vest quarterly over the Board year.
(2)	On April 1, 2012, pursuant our adopted Director Compensation Plan, Messrs. Oldaker, Ogilvie and Westreich were each awarded options to purchase 35,000 shares of our common stock (20,000 shares related to annual Board retainer and 5,000 shares for each committee) for the Board year from April 2012 through March 2013. Such options were issued pursuant to our 2007 Stock Plan. The options have an exercise price of $1.12, have a term of seven (7) years and vest quarterly over the Board year.
(3)	At December 31, 2012, Messrs. Oldaker, Ogilvie and Westreich had outstanding 15,000, 15,000 and 55,702 shares of common stock and RSU's related to compensation awards, respectively.
(4)	At December 31, 2012, Messrs. Oldaker, Ogilvie and Westreich had outstanding 281,458, 235,000 and 91,458 stock options related to compensation awards, respectively.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•	Dr. Karl Johe, our Chairman of the Board and Chief Scientific Officer;
•	Richard Garr, our President, Chief Executive Officer, Chief Financial Officer and General Counsel (our “CEO” and “CFO”); and
•	Dr. Thomas Hazel, our Senior Vice President of Research.

We refer to these executives collectively in this Compensation Discussion and Analysis and the related compensation tables as the “Named Executive Officers.”

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation that we provide. In addition, we explain how and why the Compensation Committee of the Board (the “Compensation Committee”) arrived at the specific compensation policies and decisions involving our executives during 2012.

Executive Summary

Our executive compensation program is relatively straightforward and does not materially change from year to year. At the core of our executive compensation philosophy is a strong “pay-for-performance” structure that links a significant portion of each executive’s compensation to both corporate and individual performance. At the same time, the Compensation Committee has structured our executive compensation program to ensure that our executives and other members of senior management are compensated in a manner consistent with stockholder interests and competitive practices. The following table sets forth a summary of the primary components of our executive compensation program and the actions taken in 2012:

Compensation Component	Description	Actions and Decisions in 2012
Base Salary	Provide an annual fixed level of cash compensation.	Board determined no increase in the base salary of any Named Executive Officer during 2012 in order to manage our cash and reinforce our pay-for-performance approach.
Annual Incentive Awards	Discretionary performance-based award to recognize achievement of corporate and individual objectives set by Compensation Committee for the year.	Target award opportunities were consistent with prior year target awards. Based on individual performance and that of the Company, the Compensation Committee made awards ranging from 0% to 100% of award targets.
Long-Term Equity Incentive Awards	Grants of stock options and restricted stock awards and restricted stock units to align executives’ interests with stockholder interests.	Grants were made effective March 28, 2012 and were consistent with our compensation policy. Additionally, in March of 2013, we made Long-Term Equity Incentive Awards. The value of these awards have been included in the summary compensation table.
	Size of awards corresponds to executive’s position and responsibilities.	Size of the long-term incentive awards in a given year is determined by the overall performance of the company and each individual executive’s performance.

Compensation Component	Description	Actions and Decisions in 2012
Benefits and Perquisites	Benefit programs offered to all employees, including executives, include comprehensive medical, dental, and vision insurance,	No changes to benefits offered to employees, including executives, in 2012.
The Company does not offer any pension plans or other retirement benefits
Executives receive limited perquisites consisting of an automobile allowance and limited tax preparation services.
Severance and Change-in-Control Arrangements	The Company maintains employment agreements with certain executives that generally provide for severance payments and/or certain benefits in the event of a termination of employment or change in control.	On July 25, 2012, we renewed the employment contracts of: (i) Mr. I. Richard Garr, the Company’s CEO, interim CFO and general counsel, (ii) Dr. Karl Johe, the Company’s Chief Scientific Officer and (iii) Dr. Tom Hazel, the Company’s Senior Vice President of Research. The renewals extend the current employment agreements of Mr. Garr, Dr. Johe and Dr. Hazel for an additional period of 60 months.

Executive Compensation Philosophy and Objectives

Our executive compensation program impacts all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our executive compensation program has on all of our employees. In considering our executive compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board and Compensation Committee

The Compensation Committee is responsible for overseeing, determining, and approving the compensation of our CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our CEO and other executives, determine whether to make any adjustments to their base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program and related policies and practices. In 2012, the Compensation Committee engaged Radford, an Aon Hewitt Company and a national compensation consulting firm, to assist in overseeing our executive compensation program. Radford was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of the Compensation Committee and provides no other services to the Company.

Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, such as the Radford Global Life Sciences compensation survey, as well as publicly-available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of individual executives bear any particular relationship to the compensation of executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Executive Compensation Program Components

The compensation of our executives, including the Named Executive Officers, consists of base salary, an annual incentive award opportunity, long-term equity compensation (in the form of stock options, restricted stock units, or restricted stock), and benefits and perquisites. Of these components, only base salary is fixed while the other components are variable based on the performance of both the Company and the individual executive.

Base Salary

We use base salary to provide a minimum amount of financial certainty and security to our executives on an ongoing basis. The Compensation Committee annually evaluates the base salaries for all of our employees, including our executives. If necessary, adjustments are made at the beginning of the year to reflect changes in job responsibilities and market conditions. When establishing or reviewing base salaries for each executive, the Compensation Committee considers numerous factors, including the qualifications of the executive, his or her level of relevant experience, the nature and responsibility of the position, strategic goals for which the executive has responsibility, Company and individual performance, salary norms for persons in comparable positions at comparable companies, the competitiveness of the market for the executive’s services, and industry compensation levels.

During 2012, the Compensation Committee reviewed the base salaries of our executives, including the Named Executive Officers, and determined not to make any adjustments.

The base salaries paid to the Named Executive Officers during 2012 are set forth in the section entitled “Summary Compensation Table” below and range between the market 25th and 75th percentiles.

Annual Incentive Awards

We use annual incentive awards to motivate our executives to achieve our short-term objectives while making progress towards our longer-term goals. Each year, the Compensation Committee establishes an annual incentive award plan for our executives, which provides for annual cash incentive awards based on our actual level of achievement as measured against one or more pre-established corporate objectives as well as the achievement of individual performance objectives. By using an appropriate amount of performance-based compensation, we believe our annual incentive award plan creates a direct link between executive compensation and our performance to provide further motivation for our executives to implement strategic initiatives.

Each employee, including each executive, is given target annual incentive award opportunity, which is expressed as a percentage of the employee’s base salary. This percentage varies by rank within the Company and is competitive with market practices. In the case of the Named Executive Officers, their target annual incentive award opportunities for 2012 were as follows:

Named Executive Officer	2012 Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Johe	60%
Mr. Garr	60%
Dr. Hazel	25%

Each executive’s annual incentive award is determined by taking into account corporate and individual performance. There are no guaranteed minimum payouts and awards. Also, at the discretion of the Compensation Committee, individuals may receive awards above the target level of each respective Named Executive Officer. Awards are made on a discretionary basis by the Compensation Committee after subjectively evaluating the corporate and individual performance achieved by our Named Executive Officers for the year. Individual performance for each executive is based on our CEO’s assessment of the executive’s performance for the year which is then provided to the Compensation Committee. While our CEO reviews the performance of our other executives, our Board conducts an independent assessment of our CEO’s performance which is submitted to the Compensation Committee for its use.

Annual incentive award opportunities for our Named Executive Officers remained unchanged for 2013 and are as follows:

Named Executive Officer	2013 Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Johe	60%
Mr. Garr	60%
Dr. Hazel	25%

Award Decisions and Analysis

For 2012, the Compensation Committee determined the amount of the annual incentive awards to be paid to our executives, including the Named Executive Officers, by consultation with our CEO with respect to the Named Executive Officers other than himself and evaluated our performance and the level of achievement of both corporate and individual goals for the year.

Following this review, the Compensation Committee decided to award discretionary annual incentive awards, which were calculated using each executive’s annual base salary as of January 1, 2012. In the case of the Named Executive Officers, the annual incentive awards for 2012 were as follows:

Named Executive Officer	2012 Base Salary	Target Annual Incentive Award Opportunity (as a percentage of base salary)	Percentage of Target Incentive Opportunity	Annual Incentive Award
Dr. Johe	$422,100	60%	100%	$253,260	(1)
Mr. Garr	$407,000	60%	80%	$195,360	(2)
Dr. Hazel	$225,000	25%	100%	$56,250	(3)

(1)	Dr Johe’s annual incentive award was paid entirely in cash.
(2)	Mr. Garr’s annual incentive award was paid partly in cash ($107,448) and partly in options to purchase 129,327 shares of common stock (with a grant date fair value of $87,912).
(3)	Dr. Hazel’s annual incentive award was paid entirely in cash.
Long Term Equity Incentive Awards

We use long term equity awards to incent, reward and retain our executives, including the Named Executive Officers, for long-term corporate performance and, thereby, to align the interests of our executives with those of our stockholders. These equity awards have been granted in the form of stock options to purchase shares of our common stock, restricted stock grants and restricted stock unit awards. We believe that stock options, when granted with exercise prices equal to the fair market value of our common stock on the date of grant, provide an appropriate long-term incentive for our executives, since the stock options reward them only to the extent that our stock price grows and stockholders realize value. In addition, we believe that restricted stock grants and restricted stock unit awards serve as an effective retention tool while also motivating our executives to work toward corporate objectives that provide a meaningful return to our stockholders.

The Compensation Committee determines the size of each executive’s long-term equity awards according to his or her position within the Company, competitive market practices and sets a level it considers appropriate to create an opportunity for reward predicated on increasing stockholder value. Other factors include long-term incentives previously granted, the amount of actual versus theoretical equity value per year that has been derived to date by the executive, and the current actual value of the unvested equity awards for the executive. The relative weight given to each of these factors can vary among executives in the Compensation Committee’s discretion. There is no set formula for the granting of long-term equity awards to individual executives.

In connection with their employment during 2012, the following awards have been granted:

Name	Position	Percentage of Base Salary	Common Stock Options
Karl Johe, Ph.D(1)	Chief Scientific Officer	100%	592,219
Richard Garr	Chief Executive Officer	100%	571,033

(1)	Does not include options to purchase 5,000,000 common shares granted to Dr. Johe in connection with the renewal of his employment contract. see “Employment Agreements and Arrangements and Change-In-Control Arrangements” below

These awards were granted pursuant to our equity compensation plans and are subject to certain vesting conditions. In determining the amount of these awards, the Compensation Committee took into consideration the factors described above, as well as internal equity and current market practices. The number of shares of our common stock to be awarded under option was determined by dividing the Black-Sholes value of a stock option for a single share by the value of the executives’ stock option pool. The awards vest  1/12 per quarter over three years commencing on the grant date based on each respective Named Executive Officer’s continued employment with the Company.

The long-term equity awards granted to the Named Executive Officers as compensation for 2012 are set forth in the Summary Compensation Table below. Long term Equity Awards for 2013 are anticipated to remain constant with 2012 levels.

Benefits and Perquisites

We provide other medical benefits to our executives, including the Named Executive Officers, on the same basis as all of our full-time employees. These benefits include medical, dental, prescription and vision insurance. These benefits are provided to our executives on the same general terms as to all of our full-time employees in the country in which they are resident.

We provide a limited number of perquisites to our executives to assist them in the performance of their duties, to make them more efficient and effective, and for recruitment and retention purposes. Perquisites provided to the Named Executive Officers during 2012 included an automobile allowance and limited tax preparation services as described in the Summary Compensation Table below.

Employment Agreements

We have employment agreements with each of the Named Executive Officers setting forth the terms and conditions of their employment. Each of these arrangements was approved on our behalf by the Board. For a summary of the material terms and conditions of employment for the Named Executive Officers, see “Employment Agreements and Arrangements and Change-In-Control Arrangements” below.

In retaining our executives, we recognized that it would be necessary to recruit and retain individuals with the requisite experience and skills to manage a dynamic, growing business. In addition, we recognized that a competitive compensation package would have to contain a financial inducement sufficient to motivate the candidate to accept an employment offer over any competing offers. Accordingly, we have sought to develop competitive compensation packages to attract qualified candidates who could fill our most critical positions. At the same time, we have been sensitive to the need to maintain an equitable executive compensation structure, balancing both competitive and internal considerations.

Post-Employment Compensation

Except as contained in the employment agreements, if any, for our Named Executive Officers, we do not have any agreements or other arrangements with any of our executives that provide for payments or benefits in the event of a termination of employment or in connection with a change in control of the Company. For a summary of such terms and conditions, see “Employment Agreements and Arrangements and Change-In-Control Arrangements” below.

Summary Compensation Table

The following table includes information concerning compensation for the years ended December 31, 2012 and 2011 to our Named Executive Officers”.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)		Stock Awards ($) (e)	Option Awards ($) (f)(2)		Non-Equity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)(1)	Total ($) (j)
I. Richard Garr	2012	$407,000	195,360	(5)	—	407,000	(3)	—	—	6,000	$1,015,360
Chief Executive,	2011	$407,000	73,260		—	512,820		—	—	6,000	$999,080
President, General
Counsel (“PEO”)
Karl Johe	2012	$422,100	253,260		—	1,819,622	(4)	—	—	6,000	$2,500,978
Chief Scientific	2011	$422,100	253,260		—	422,100		—	—	6,000	$1,103,460
Officer
Thomas Hazel	2012	$225,000	56,250		—	—		—	—	—	$281,250
Senior Vice	2011	$206,250	18,750		—	—		—	—	—	$225,000
President of
Research

(1)	Includes automobile allowance, perquisites and other personal benefits.

(2)	For additional information regarding the valuation of Option Awards, refer to Note 3 of our financial statements in the section captioned “Stock Options” contained in our Annual Report filed on Form 10-K with the SEC on March 15, 2013.
(3)	Represents options awarded as a Long-Term incentive on March 28, 2013. The Long-Term incentive options have a strike price of $1.12, vest quarterly over a three-year period and expire March 28, 2023.
(4)	In conjunction with the extension of the employment contract of Dr. Johe, we awarded options to purchase 5,000,000 common shares. 2,000,000 of the options are contingent on shareholder actions. $1,397,522 of the compensation in this item represents that value of the 3,000,000 options that are not contingent on shareholder approval. The compensation for the remaining 2,000,000 options will be reflected in the period that the shareholder approval condition is met. The remaining $422,100 of compensation relates options awarded as Long-Term incentive on March 28, 2013. The Long-Term incentive options have a strike price of $1.12, vest quarterly over a three-year period and expire March 28, 2023.
(5)	Includes $87,912 of Short-Term Incentive Award awarded to Mr. Garr on March 28, 2013 that Mr. Garr chose to have awarded in stock options in lieu of cash. The options are fully vested on grant date and allow for the purchase of 129,327 common stock shares at an exercise price of $1.12. The options expire on March 28, 2023.

Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with I. Richard Garr

We have a written employment agreement with Mr. Garr, our Chief Executive Officer and General Counsel. Pursuant to the agreement, as in effective, Mr. Garr is entitled to an annual salary of $407,000 paid monthly of which $30,000 is paid in connection with Mr. Garr’s duties as general counsel. In addition, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. For 2012, Mr. Garr’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Mr. Garr’s 2011 base salary, respectively. For 2013, Mr. Garr’s target bonus levels for annual incentive and long term equity compensation bonuses are: (i) 60%, and (ii) 100%, of 2013 base salary, respectively. Mr. Garr’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. On July 25, 2012 we extended Mr. Garr’s agreement for an additional 60 months from the termination date. Mr. Garr’s employment agreement terminates on October 31, 2017.

Mr. Garr’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
I Richard Garr	$2,155,319	$50,185	$2,205,504

(1)	Assumes termination at December 31, 2012.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2012 using a market value of $1.09 for the Company’s common stock.

Mr. Garr’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

We have a written employment agreement with Dr. Johe, our Chief Scientific Officer. Pursuant to the agreement, as in effective, Dr. Johe is entitled to an annual salary of $422,100 paid monthly. In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. For 2012, Dr. Johe’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Dr. Johe’s 2012 base salary, respectively. For 2013, Dr. Johe’s target bonus levels for annual incentive and long term equity compensation bonuses are: (i) 60%, and (ii) 100%, of 2013 base salary, respectively. Dr. Johe’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. On July 25, 2012 we extended Dr. Johe’s agreement for an additional 60 months from the termination date. Dr. Johe’s employment agreement terminates on October 31, 2017.

In connection with the extension of Dr. Johe’s employment agreement, we granted Dr. Johe 5,000,000 common stock purchase options. The options have an exercise price of $0.92 and a term of 10 years. The options vest at a rate of 500,000 shares every six months for three years. In addition to the prior vesting conditions, vesting of the final 2,000,000 options is also subject to the Company receiving approval from its shareholders to either: (i) make the grant on a stand-alone basis, (ii) amend the terms of our 2010 Equity Compensation Plan to increase the number of shares available for grant under the plan by at least 2,000,000 common shares, or (iii) authorize a new equity compensation plan covering at least 2,000,000 common shares. Additionally, the number of shares into which the final 2,500,000 options to vest are exercisable into is subject to reduction (but not increase) if the closing price of the Company’s common stock on the day of exercise is above $5.00. The reduction is applied to the number of shares of common stock underlying the options being exercised by a fraction of which the numerator is $5.00 and the denominator is the closing price of the Company’s common stock on the day of exercise.

Mr. Johe’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Dr. Karl Johe	$2,228,302	$902,046	$3,130,348

(1)	Assumes termination at December 31, 2012.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2012 using a market value of $1.09 for the Company’s common stock.

Mr. Johe’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Arrangement with Dr. Thomas Hazel

We have a written employment agreement with Dr. Hazel, our Senior Vice President of Research. Pursuant to the agreement, Dr. Hazel’s base salary is $225,000 per year. In additional to the terms contained in his employment agreement, Dr. Hazel is also eligible to participate in our annual incentive bonus plan as determined from time to time by our Compensation Committee. For 2012, Dr. Hazel’s target level for annual incentive bonus was 25% of Dr. Hazel’s 2012 base salary, respectively. For 2013, Dr. Hazel’s target bonus level for annual incentive bonuses remains at 25% of 2013 base salary.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to the Named Executive Officers as of December 31, 2012.

Name (a)		Number of securities underlying unexercised options – exercisable (#) (b)	Number of securities underlying unexercised options – unexercisable (#) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#) (j)
I. Richard Garr	(1)	1,200,000	—	—	$0.50	07/28/15	—	—	—	—
	(2)	2,100,000	—	—	$3.66	01/01/18	—	—	—	—
	(3)	175,431	87,716	—	$2.21	11/11/20	46,041	50,185	—	—
	(4)	519,361	534,046	—	$1.09	04/11/22	—	—	—	—
Karl Johe(5)	(6)	1,200,000	—	—	$0.50	07/28/15	—	—	—	—
	(7)	333,333	—	—	$3.01	10/31/15	—	—	—	—
	(8)	2,100,000	—	—	$3.66	01/01/18	—	—	—	—
	(9)	181,939	90,970	—	$2.21	11/11/20	47,749	52,046	—	—
	(10)	123,080	615,399	—	$1.09	04/11/22	—	—	—	—
	(11)	—	5,000,000	—	$0.92	07/25/22	—	—	—	—
Thomas Hazel	(12)	200,000	—	—	$1.89	08/14/18	—	—	—	—

(1)	On July 28, 2005, we granted our CEO an option to purchase 1,200,000 common shares. The option was granted under our 2005 Stock Plan. The option vests annually over 4 years at a rate of 300,000 per year. The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009. The only vesting condition is Mr. Garr’s continued employment.
(2)	On January 21, 2008, we granted our CEO an option to purchase 2,100,000 common shares. The grant has an effective date of January 1, 2008. The option was granted under our 2007 Stock Plan. The option vests at a rate of 700,000 per 14 month period. The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition is Mr. Garr’s continued employment.
(3)	On November 11, 2010, we granted our CEO an option to purchase 263,147 common shares and 138,122 restricted stock units. The award was granted under our 2010 Stock Plan. The awards vest quarterly over three years effective November 11, 2010. The only vesting condition is Mr. Garr’s continued employment.
(4)	On April 11, 2012, we granted our CEO on option to purchase 1,053,407 common shares under our 2010 Stock Plan. 412,552 options were vested on grant date. The additional 640,855 vest quarterly over 3 years. The only vesting condition is Mr. Garr's continued employment.
(5)	Outstanding equity awards for Dr. Johe do not include warrants to purchase an aggregate of 3,000,000 common shares that were issued on June 5, 2007.
(6)	On July 28, 2005, we granted our CSO an option to purchase 1,200,000 common shares. The option was granted under our 2005 Stock Plan. The option vests annually over 4 years at a rate of 300,000 per year. The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009. The only vesting condition is Dr. Johe’s continued employment.
(7)	On September 20, 2007, we granted our Chairman and Chief Scientific Officer, an option to purchase an aggregate of 333,333 shares of our common stock at a price per share of $3.01 pursuant to our 2005 Stock Plan. The option expires 5 years from the date when they become exercisable. The option vests on October 31, 2010. The option is immediately exercisable upon an event which would result in an acceleration of Dr. Johe’s stock option grants under his employment agreement.
(8)	On January 21, 2008, we granted our CSO an option to purchase 2,100,000 common shares. The grant has an effective date of January 1, 2008. The option was granted under our 2007 Stock Plan. The option vests at a rate of 700,000 per 14 month period. The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition is Dr. Johe’s continued employment.
(9)	On November 11, 2010, we granted our CSO an option to purchase 272,909 common shares and 143,247 shares of restricted stock units. The award was granted under our 2010 Stock Plan. The awards vest quarterly over three years effective November 11, 2010. The only vesting condition is Dr. Johe’s continued employment.
(10)	On April 11, 2012, we granted our CSO an option to purchase 738,479 common shares under our 2010 Stock Plan. The awards vest quartelry over three years. The only vesting condition is Dr. Johe's continued employment.
(11)	On July 25, 2012, we granted our CSO an option to purchase 5,000,000 common shares under our 2010 Stock Plan. The award was issued in conjunction with the renewal of Dr. Johe's employment contract. 3,000,000 of the options vest evenly every six months over three years with the only vesting condition is Dr. Johe's continued employment. The remaining 2,000,000 options vest every six months over two years with the vesting being conditional subject to shareholder approval to either (a) grant the options on a stand-alone basis, (b) increase the number of shares available under our 2010 Stock Plan or (c) authorize a new equity compensation plan covering the shares. In addition, the final 2,500,000 options are also subject to a reduction if exercised at a price greater than $5.00.
(12)	On August 8, 2008, we granted the Sr. Vice President of Operations an option to purchase 200,000 common shares. The grant was made under our 2007 Stock Plan and was pursuant to Dr. Hazel’s employment agreement. The option vests at 40,000 immediately on award and the remainder annually over 4 years at a rate of 40,000 per year.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Avearge Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2005 Stock Plan, as amended and restated	3,743,333	$1.22	—
2007 Stock Plan	5,793,534	$3.25	235,312
2010 Equity Compensation Plan	5,757,613	$1.03	1,194,400
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	15,294,480	$1.92	1,429,712

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors, Stegman & Company, for our 2012 and 2011 fiscal years:

Type of Fees	2012	2011
Audit Fees
Stegman & Company	$85,629	$103,117
Audit Related Fees(1)	25,750	36,800
Tax Fees	6,500	6,875
Stegman & Company
All other Fees	—
Total Fees	$117,879	$146,792

(1)	Fees associated with issuance of comfort letter

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Stegman & Company and has determined that the provision of such services to us during fiscal 2012 and in connection with the audit of our 2012 fiscal year financials is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Stegman & Company did not provide us with any services, other than those listed above.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work.

Management is responsible for our financial statements, internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent registered public accounting firm included in its report on Neuralstem’s financial statements. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that the independent registered public accounting firm is in fact “independent.”

The Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm its independence.

Based upon these reviews and discussions and the report of the independent registered public accounting firm to the Audit Committee, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to our Board on March 5, 2013, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Scott Ogilvie
William Oldaker
Stanley Westreich

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of five members, three of which are “independent,” as that term is defined by NYSE MKT Rules. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of Mr. William Oldaker and Mr. Stanley Westreich expire. Two Directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2016. The Board has nominated Mr. Oldaker and Mr. Westreich as Class II directors. Both Mr. Oldaker and Westreich are currently directors of the Company. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as the Class II directors. Accordingly, abstentions will not affect the outcome of the proposal. The election of directors is a non-routine matter on which a broker or other nominee is not empowered to vote. Accordingly, if the beneficial owner does not give a broker specific instructions, the beneficially owned shares may not be voted on this proposal and will not be counted in determining the number of shares necessary for approval.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

Set forth below is information regarding the nominees for Class II director, the periods during which they have served as a director of the Company. Please refer to the sections entitled “Directors, Executive Officers and Corporate Governance” on pages 9 – 14 and “Beneficial Ownership of Shares of Common Stock” on pages 8 of this proxy statement containing more information on the director nominee and his beneficial ownership of our securities.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS
For a Three Year Term Expiring at the
2016 Annual Meeting

Nominee for Term Expiring in 2016 (Class II)

Name	Principal Occupation	Age	Director Since
William Oldaker(1)	Partner at Oldaker Group LLC	72	2007
Stanley Westreich(1)	Manager of Westreich Services, LLC	75	2011

(1)	Both Mr. Oldaker and Westreich qualify as an independent director within the meaning of the NYSE MKT rules and regulations.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominee to the Board of Directors

****************

PROPOSAL 2

AMENDMENT OF 2010 EQUITY COMPENSATION PLAN

On April 30, 2013 our Compensation Committee recommended and our Board approved an amendment to our 2010 Equity Compensation Plan (“Plan”). Pursuant to the amendment, the number of shares eligible for issuance under the plan will be increased by 7,000,000. We are asking our stockholders to approve the amendment of the Plan. Under the terms of the Plan, as amended, we will reserve an aggregate of 14,000,000 common shares for awards to our employees, directors, officers and consultants. As of April 30, 2013, there are 6,920,865 shares reserved for issuance upon the exercise or conversion of outstanding awards, excluding shares underlying 2,000,000 that were granted to our Chief Scientific Officer pursuant to a conditional grant. The Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. Upon review, our Compensation Committee and board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved, subject to stockholder approval, the amendment of the Plan in order to increase the aggregate number of shares available for grants and awards under the plan to 14,000,000 of which 8,920,865 shares will be reserved for issuance upon the exercise or conversion of outstanding awards and 5,031,148 shares will be reserved for issuance for future grants and awards.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan as proposed to be amended, which is included in this proxy statement as Appendix A.

General.  The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business.

Common Stock Available Under the Plan.  Assuming stockholders approve this proposal, a total of 14,000,000 shares of common stock will have been reserved for issuance pursuant to the Plan, of which 8,920,865 will be reserved for issuance pursuant to outstanding awards.

If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If the exercise or purchase price of an award is paid for through the tender of shares, or tax withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan. However, shares that have actually been transferred to a financial institution or other person or entity selected by the Plan administrator will not be returned to the Plan and will not be available for future distribution under the Plan.

Administration of the Plan.  Our board of directors, or one or more committees appointed by our board of directors, will administer our Plan (the “administrator”). In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code to enable us to receive a federal tax deduction for certain compensation paid under the Plan. The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award (subject to the limits under the Plan), the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program, an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator), and a program through which participants may reduce cash compensation payable in exchange for awards, and to create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock (or the cash equivalent of such shares).

Eligibility.  Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, RSUs, and other stock based awards may be granted under the Plan to our employees, directors, and consultants. Incentive stock options may be granted only to employees. As of April 30, 2013, we had 16 employees, five directors (including two employee directors) and one consultant and/or temporary worker.

Limitations.  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with certain awards granted to such persons.

Options.  A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Each option is evidenced by a stock option agreement and is subject to the following terms and conditions:

Number of Options.  The administrator will determine the number of shares granted to any eligible individual pursuant to a stock option.

Exercise Price.  The administrator will determine the exercise price of options granted under our Plan at the time the options are granted, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price generally must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of common stock generally is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the day the option is granted.

Exercise of Option; Form of Consideration.  The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. To the extent permitted by applicable law, the Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of our liability to the participant, any combination of the prior methods of payment or any other form of consideration permitted by applicable law.

Term of Option.  The term of stock options will be stated in the stock option agreement. However, the term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years. No option may be exercised after the expiration of its term.

Termination of Service.  After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the option agreement. In the absence of a time specified in a participant’s award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination (or to the extent the vesting is accelerated upon the participant’s death), within one year from the date of such termination.

Nontransferability of Options.  Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee. However, the administrator may at any time implement an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator).

Restricted Stock.  Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate including, if the administrator has determined it is desirable for the award to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, that the restricted stock will vest based on the achievement of performance goals. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator also determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason including death or disability.

Restricted Stock Units.  RSUs are awards of restricted stock, performance shares, or performance units that are paid out in installments or on a deferred basis. The administrator determines the terms and conditions of RSUs. Each RSU award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. As with awards of restricted stock, performance shares, and performance units, the administrator may set restrictions with respect to the RSUs based on the achievement of specific performance goals. The administrator also determines the number of shares granted pursuant to a RSU award.

Performance Shares and Performance Units.  Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional, or individual goals (including solely continued service), applicable securities laws or other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator also determines the number of performance shares and performance units granted to any employee. Each performance unit and performance share is evidenced by an award agreement, and is subject to the terms and conditions determined by the administrator.

Other Stock Based Awards.  The administrator has the authority to create awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock (or the cash equivalent of such shares). These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside the Plan. Each other stock based award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine.

Transferability of Awards.  Unless the administrator determines otherwise, our Plan does not allow for the transfer of awards other than by will, by the laws of descent and distribution, or pursuant to an award transfer program which the administrator has reserved the discretion to implement from time to time. Only the participant may exercise an award during his or her lifetime.

Performance Goals.  As discussed above, under Section 162(m) of the Code, the annual compensation paid to the chief executive officer, the chief financial officer, and each of the other three most highly compensated executive officers (our named executive officers) may not be deductible to the extent it exceeds $1,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and for awards other than options establishing performance criteria that must be met before the award actually will vest or be paid. The administrator (in its discretion) may make performance goals applicable to a participant. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the company as a whole or any segment of the company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization.  In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or other similar change in our capital structure, the administrator will make the adjustments to the number and class of shares of common stock subject to the Plan, the maximum number of shares of common stock that may be issued to any individual in any fiscal year pursuant to awards, and the number, class, and price of shares of common stock subject to any outstanding award.

Adjustments upon Liquidation or Dissolution.  In the event of our liquidation or dissolution, any unexercised award will terminate. The administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the award, including shares as to which the award would not otherwise be exercisable.

Adjustments upon Merger or Change in Control.  Our Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the administrator, any outstanding options not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the holder of such award. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the administrator, any restricted stock, performance shares, performance units, RSUs, or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change in control, other than pursuant to a voluntary resignation, the awards he or she received under the Plan will fully vest and become immediately exercisable.

Amendment and Termination of Our Plan.  Our Plan will automatically terminate in 2020, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate our Plan provided it does not adversely affect any award previously granted under our Plan.

Plan Benefits

Except as set forth below, the amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

The table below sets forth the grants made, subject to stockholder approval, by the Compensation Committee to executive officers:

Officer	Common Stock Purchase Options(1)
Dr. Karl Johe	2,000,000

(1)	For a description of the terms of the Common Stock Purchase Options, see “Employment Agreements and Arrangements and Change-In-Control Arrangements — Employment Agreement with Karl Johe, Ph.D.”

U.S. Federal Income Tax Information

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock and RSUs are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Our Tax Impact from Awards.  We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan and setting limits on the number of awards that any individual may receive per year. The Plan has been designed to permit the administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

The Board of Directors recommends that you vote FOR the amendment of the 2010 Equity Compensation Plan. Proxies will be voted FOR the amendment of the 2010 Equity Compensation Plan unless you otherwise specify in your proxy.

PROPOSAL 3

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF STEGMAN & COMPANY AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

The Audit Committee has selected Stegman & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2013. Stegman & Company has served as the Company’s independent registered public accounting firm since 2007. Representatives of Stegman & Company are expected to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Stegman & Company as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Stegman & Company to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Stegman & Company, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Stegman & Company that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Stegman & Company.

Recommendation

Our board of directors recommends a vote FOR the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Neuralstem’s website at www.neuralstem.com. Additional copies may be requested in writing. Such requests should be submitted to Mr. I. Richard Garr, interim Chief Financial Officer, Neuralstem, Inc., 9700 Great Seneca Highway, Rockville, Maryland 20850, Exhibits to Form 10-K, as amended, will also be provided upon specific request. The materials will be provided without charge.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the persons named as proxy holder, I. Richard Garr and Dr. Karl Johe, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors
April 30, 2013	/s/ Dr. Karl Johe Chairman of the Board

Appendix A

NEURALSTEM, INC.

2010 EQUITY COMPENSATION PLAN
As amended on [*]

1.	Purposes of the Plan. The purposes of this Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors and Consultants, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards.

2.	Definitions. As used herein, the following definitions will apply:
(a)	“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)	“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.
(d)	“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)	“Award Transfer Program” means any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.
(f)	“Awarded Stock” means the Common Stock subject to an Award.
(g)	“Board” means the Board of Directors of the Company.
(h)	“Change in Control” means the occurrence of any of the following events:
(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities and within three (3) years from the date of such acquisition, a merger or consolidation of the Company with or into the person (or affiliate thereof) holding such beneficial ownership of securities of the Company is consummated; or
(ii)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iii)	A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section, “affiliate” will mean, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person (“control,” “controlled by” and “under common control with” will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

(i)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(j)	“Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.
(k)	“Common Stock” means the Common Stock of the Company, or in the case of Performance Units and certain Other Stock Based Awards, the cash equivalent thereof.
(l)	“Company” means Neuralstem, Inc., a Delaware corporation, or any successor thereto.
(m)	“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(n)	“Director” means a member of the Board.
(o)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p)	“Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.
(q)	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)	“Exchange Program” means a program under which outstanding Awards or awards under prior or existing equity compensation plans are surrendered or cancelled in exchange for Awards of the same type, or (ii) Awards of a different type, and/or cash. Notwithstanding the foregoing, in no event will any exchange pursuant to an Exchange Program result in the reduction of the exercise price of an outstanding Award.
(t)	“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i)	If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(iv)	Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
(u)	“Fiscal Year” means the fiscal year of the Company.
(v)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(w)	“Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).
(x)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(z)	“Option” means a stock option granted pursuant to the Plan.
(aa)	“Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.
(bb)	“Outside Director” means a Director who is not an Employee.
(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd)	“Participant” means the holder of an outstanding Award granted under the Plan.
(ee)	“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, in absolute or relative terms (including passage of time and/or against another company or companies), on a per share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.
(ff)	“Performance Share” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.
(gg)	“Performance Unit” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.
(hh)	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ii)	“Plan” means this 2010 Stock Plan as amended on [*].

(jj)	“Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8, Section 10 or Section 11 of the Plan or issued pursuant to the early exercise of an Option.
(kk)	“Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Section 10 of the Plan.
(ll)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(mm)	“Section 16(b)” means Section 16(b) of the Exchange Act.
(nn)	“Service Provider” means an Employee, Director or Consultant.
(oo)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(pp)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(qq)	“Unvested Awards” means Options or Restricted Stock that (i) were granted to an individual in connection with such individual’s position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.
3.	Stock Subject to the Plan.
(a)	Stock Subject to the Plan. Subject to the provisions of Sections 14 of the Plan, the maximum number of Shares that may be issued under the Plan is 14,000,000. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.
(b)	Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.
4.	Administration of the Plan.
(a)	Procedure.
(i)	Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.
(ii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)	Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(iv)	Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)	Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)	to determine the Fair Market Value;
(ii)	to select the Service Providers to whom Awards may be granted hereunder;
(iii)	to determine the number of Shares to be covered by each Award granted hereunder;
(iv)	to approve forms of agreement for use under the Plan;
(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;
(vi)	to institute an Exchange Program;
(vii)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;
(ix)	to modify or amend each Award (subject to Section 17(c) and 17(d) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;
(x)	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;
(xi)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;
(xiii)	to implement an Award Transfer Program;
(xiv)	to determine whether Awards will be settled in Shares, cash or in any combination thereof;
(xv)	to determine whether Awards will be adjusted for Dividend Equivalents;
(xvi)	to create Other Stock Based Awards for issuance under the Plan;
(xvii)	to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xviii)	to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and
(xix)	to make all other determinations deemed necessary or advisable for administering the Plan.
(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.	Eligibility. Nonstatutory Stock Options, Restricted Stock, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.	Limitations.
(a)	ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b)	No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.
(c)	162(m) Limitation. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).
7.	Stock Options.
(a)	Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(b)	Option Exercise Price and Consideration.
(i)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)	In the case of an Incentive Stock Option

(A)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
(B)	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
(2)	In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
(3)	Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.
(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(c)	Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:
(i)	cash;
(ii)	check;
(iii)	promissory note;
(iv)	other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);
(v)	consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
(vi)	a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;
(vii)	any combination of the foregoing methods of payment; or
(viii)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
(d)	Exercise of Option.
(i)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date one (1) month following the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)	Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.
8.	Restricted Stock.
(a)	Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to any restrictions specifically provided for in this Plan, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions, if any, that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.
(b)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
(c)	Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise.
(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)	Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)	Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)	Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.	Performance Units and Performance Shares.
(a)	Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to any restrictions specifically provided for in this Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)	Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)	Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d)	Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.
(e)	Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f)	Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
10.	Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.
11.	Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.
12.	Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)	Adjustments. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.
(b)	Dissolution or Liquidation. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.
(c)	Merger or Change in Control. In the absence of any specific language contained in the Award Agreement:
(i)	Stock Options. In the event of a merger or Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the

Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(ii)	Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
15.	Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
16.	Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.
17.	Amendment and Termination of the Plan.
(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)	Effect of Amendment or Termination. Subject to Section 19 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(d)	No Repricing. Notwithstanding any other provision herein or in any agreement evidencing any Award, in no case (except due to an adjustment contemplated by Section 14 or any repricing that may be approved by shareholders) shall any action be taken with respect to the Plan or any Award hereunder that would constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise price of any Award.
18.	Conditions Upon Issuance of Shares.
(a)	Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
19.	Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.
20.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
21.	Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
22.	Nonexclusivity Of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM, INC.

June 21, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://proxy.neuralstem.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 062113

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ William Oldaker Class II director
○ Stanley Westreich Class II director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The approval of the amendment to the 2010 Equity Compensation Plan.	☐	☐	☐
3. The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2013 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM, INC.

June 21, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://proxy.neuralstem.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000001000 3 062113

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ William Oldaker Class II director
- ○ Stanley Westreich Class II director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The approval of the amendment to the 2010 Equity Compensation Plan.	☐	☐	☐
3. The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2013 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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